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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 October 5, 2005



                               ASTA FUNDING, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   0-26906                              22-3388607
        (Commission File Number)             (IRS Employer Identification No.)


        210 Sylvan Avenue, Englewood Cliffs, New Jersey        07632
        ----------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: 201-567-5648

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

|_|      Written communications pursuant to Rule 425 under the Securities Act

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         At a meeting of the Board of Directors of on September 30, 2005, the Board of Directors of Asta Funding, Inc. approved the acceleration of the vesting of unvested stock options awarded to employees, officers and directors under the Company's stock option award programs. Shares received upon the exercise of accelerated options may not be sold prior to the earlier of the original vesting date or the recipient's termination of employment or service. The effective date of the accelerated vesting was September 30, 2005.

         Attached hereto as Exhibit 99.1 and incorporated by reference to this
Item is the Company's October 5, 2005 press release announcing the acceleration of options as described above.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
  No.        Description
-----------  ------------------------------------------------------------------
  99.1       Press Release dated October 5, 2005








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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASTA FUNDING, INC.


Date: October 5, 2005              By: Mitchell Cohen
                                       ---------------------------------------
                                   Mitchell Cohen
                                   Chief Financial Officer and Secretary












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